UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  May 16, 2011

China Clean Energy Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53773	87-0700927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jiangyin Industrial Zone, Jiangyin Town Fuqing City, Fujian Province People’s Republic of China	350309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 235-0258

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 16, 2011, China Clean Energy Inc. (the “Company”) issued a press release announcing its earnings for its first fiscal quarter ended March 31, 2011. A copy of such press release is furnished as Exhibit 99.1.

On May 16, 2011, the Company held a conference call in connection with the Company’s announcement of its earnings for its second fiscal quarter ended March 31, 2011. A copy of the script for such conference call is furnished as Exhibit 99.2.

The information in this Current Report and the accompanying exhibits are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and are not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.

Certain non-GAAP measures are set forth in Exhibits 99.1 and 99.2. A non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The management of the Company uses non-GAAP adjusted net earnings to measure the performance of the Company’s business internally by excluding non-recurring items as well as non-cash charges related to the warrants issued in connection with the Company’s 2009 private placement offering. The Company’s management believes that these non-GAAP adjusted financial measures allow management to focus on managing business operating performance because these measures reflect the essential operating activities of the Company and provide a consistent method of comparison to historical periods. The Company believes that providing the non-GAAP measures - which management uses internally - to its investors is useful to investors for a number of reasons. The non-GAAP measures provide a consistent basis for investors to understand the Company’s financial performance in comparison to historical periods without variation of non-recurring items and non-operating related charges. In addition, it allows investors to better evaluate the Company's performance using the same methodology and information as those used by management. Non-GAAP measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of judgment of which charges are excluded from the non-GAAP financial measure. The disclosure in Exhibit 99.1 allows investors to reconcile the non-GAAP measures to GAAP.

Item 7.01 Regulation FD Disclosure.

On May 16, 2011, the Company issued a press release announcing that its board of directors has authorized the repurchase of up to $1 million of its outstanding shares of common stock between now and May 16, 2012, subject to market and other conditions.  Under this plan, the Company can repurchase shares from time to time for cash in open market purchases in accordance with applicable federal securities laws. A copy of such press release is furnished as Exhibit 99.3.

The information in this Current Report and the accompanying exhibits are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and are not incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Earnings release dated May 16, 2011.
99.2	Conference call script dated May 16, 2011.
99.3	Press release dated May 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CLEAN ENERGY INC.

Dated: May 15, 2011	By:	/s/ William Chen
		Name:	William Chen
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings release dated May 16, 2011.
99.2	Conference call script dated May 16, 2011.
99.3	Press release dated May 16, 2011.

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